Exhibit 24

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Rodney L. Brown, Jr.
Signature
Rodney L. Brown, Jr.
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Jack E. Davis
Signature
Jack E. Davis
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Dawn L. Farrell
Signature
Dawn L. Farrell
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Mark B. Ganz
Signature
Mark B. Ganz
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Marie Oh Huber
Signature
Marie Oh Huber
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Kathryn J. Jackson
Signature
Kathryn J. Jackson
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Michael A. Lewis
Signature
Michael A. Lewis
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ Michael H. Millegan
Signature
Michael H. Millegan
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ M. Lee Pelton
Signature
M. Lee Pelton
Print Name

POWER OF ATTORNEY
REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Maria M. Pope, President and Chief Executive Officer, James A. Ajello, Senior Vice President, Finance, Chief Financial Officer and Treasurer, and Angelica Espinosa, Vice President, General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of July 22, 2022.

/s/ James P. Torgerson
Signature
James P. Torgerson
Print Name